                             LETTER OF TRANSMITTAL
                    TO TENDER SHARES OF CLASS A COMMON STOCK
        (INCLUDING THE ASSOCIATED CLASS A COMMON STOCK PURCHASE RIGHTS)
                                      AND
                         SHARES OF CLASS B COMMON STOCK
        (INCLUDING THE ASSOCIATED CLASS B COMMON STOCK PURCHASE RIGHTS)
                                       OF
                          BEN & JERRY'S HOMEMADE, INC.
             PURSUANT TO THE OFFER TO PURCHASE DATED APRIL 18, 2000
                                       BY
                     VERMONT ALL NATURAL EXPANSION COMPANY,
                          A WHOLLY OWNED SUBSIDIARY OF
                                 CONOPCO, INC.,
                                A SUBSIDIARY OF
                                 UNILEVER N.V.
-----------------------------------------------------------------------------

         THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT,
   NEW YORK CITY TIME, ON MONDAY, MAY 15, 2000, UNLESS THE OFFER IS EXTENDED.
--------------------------------------------------------------------------------

           TO: MORGAN GUARANTY TRUST COMPANY OF NEW YORK, DEPOSITARY

             BY MAIL:                   BY OVERNIGHT COURIER:                BY HAND:
  Morgan Guaranty Trust Company     Morgan Guaranty Trust Company  Morgan Guaranty Trust Company
           of New York                       of New York                    of New York
     c/o EquiServe Corporate           c/o Colbent Management        c/o Securities Transfer &
          Reorganization              Corporate Reorganization       Reporting Services, Inc.
         P.O. Box 842007                 40 Campanelli Drive       100 William Street, Galleria
      Boston, MA 02284-2007              Braintree, MA 02184            New York, NY 10038

                 BY FACSIMILE TRANSMISSION:                                      CONFIRM BY TELEPHONE:
                       (781) 575-4826                                                (781) 575-4816

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

    THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    This Letter of Transmittal is to be used either if certificates for Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in Section 2 of the Offer to Purchase (as defined below)) is utilized, if delivery of Shares is to be made by book-entry transfer to an account maintained by the Depositary at the Book-Entry Transfer Facility as defined in and pursuant to the procedures set forth in Section 2 of the Offer to Purchase. Shareholders who deliver Shares by book-entry transfer are referred to herein as "Book-Entry Shareholders" and other shareholders are referred to herein as "Certificate Shareholders". Shareholders whose certificates for Shares are not immediately available or who cannot deliver either the certificates for, or a Book-Entry Confirmation (as defined in Section 2 of the Offer to Purchase) with respect to, their Shares and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase) must tender their Shares in accordance with the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase. See Instruction 2.

DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

-------------------------------------------------------------------------------------------------------------------------
                                             DESCRIPTION OF SHARES TENDERED
-------------------------------------------------------------------------------------------------------------------------
       NAME(S) AND ADDRESS(ES) OF REGISTERED OWNER(S)                               SHARES TENDERED
 (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR(S) ON          (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
                      CERTIFICATE(S))
-------------------------------------------------------------------------------------------------------------------------
                                                                                  TOTAL
                                                                                NUMBER OF
                                                                                  SHARES          NUMBER OF    NUMBER OF
                                                                               REPRESENTED         CLASS A      CLASS B
                                                              CERTIFICATE           BY             SHARES       SHARES
                                                              NUMBER(S)(1)  CERTIFICATE(S)(1)    TENDERED(2)  TENDERED(2)
-------------------------------------------------------------------------------------------------------------------------

                                                                 ----------------------------------------------------

                                                                 ----------------------------------------------------

                                                                 ----------------------------------------------------

                                                                 ----------------------------------------------------

                                                                 ----------------------------------------------------
                                                                 TOTAL
                                                                SHARES
-------------------------------------------------------------------------------------------------------------------------
  (1) Need not be completed by Book-Entry Shareholders.
  (2) Unless otherwise indicated, it will be assumed that all Shares described above are being tendered. See Instruction
      4.
-------------------------------------------------------------------------------------------------------------------------

    Holders of Shares will be required to tender one Right (as defined below) for each Share tendered to effect a valid tender of such Share. Unless and until the Distribution Date (as defined in the Offer to Purchase) occurs, the Rights are represented by and transferred with the Shares. Accordingly, if the Distribution Date does not occur prior to the Expiration Date, a tender of Shares will constitute a tender of the associated Rights. If, however, pursuant to the Rights Agreements (as defined below) or otherwise, a Distribution Date does occur, certificates representing a number of Rights equal to the number of Shares being tendered must be delivered to the Depositary in order for such Shares to be validly tendered. If a Distribution Date has occurred, a tender of Shares without Rights constitutes an agreement by the tendering shareholder to deliver certificates representing a number of Rights equal to the number of Shares tendered pursuant to the Offer to the Depositary within three trading days (as defined below) after the date such certificates are distributed. The Purchaser (as defined below) reserves the right to require that it receive such certificates prior to accepting Shares for payment. Payment for Shares tendered and purchased pursuant to the Offer will be made only after timely receipt by the Depositary of, among other things, such certificates, if such certificates have been distributed to holders of Shares. The Purchaser will not pay any additional consideration for the Rights tendered pursuant to the Offer.

/ /  CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

    Name of Tendering Institution ______________________________________________
    Account Number _____________________________________________________________
    Transaction Code Number ____________________________________________________

/ /  CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE
    FOLLOWING:

    Name(s) of Registered Owner(s) _____________________________________________
    Date of Execution of Notice of Guaranteed Delivery _________________________ Name of Institution that Guaranteed Delivery _______________________________ If delivered by Book-Entry Transfer check box: / /

       Account Number __________________________________________________________
       Transaction Code Number _________________________________________________
/ /  CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES HAVE BEEN LOST OR
    DESTROYED AND SEE INSTRUCTION 11.

    Number of Class A Shares represented by the lost or destroyed certificates: __________________________________________________________________
    Number of Class B Shares represented by the lost or destroyed certificates: __________________________________________________________________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

    The undersigned hereby tenders to Vermont All Natural Expansion Company, a Vermont corporation (the "Purchaser") and a wholly owned subsidiary of Conopco, Inc., a New York corporation ("Conopco"), which is indirectly owned 75% by Unilever N.V., a company organized under the laws of The Netherlands, and 25% by Unilever PLC, an English public limited company, (i) the above-described shares (the "Class A Shares") of Class A Common Stock, par value $.033 per share (the "Class A Common Stock"), of Ben & Jerry's Homemade, Inc., a Vermont corporation (the "Company"), together with the associated rights (the "Class A Rights") to purchase shares of Class A Common Stock issued pursuant to the Class A Rights Agreement dated as of July 30, 1998, between the Company and American Stock Transfer & Trust Company, as amended from time to time (the "Class A Rights Agreement"), and (ii) the above-described shares (the "Class B Shares" and, together with Class A Shares, the "Shares") of Class B Common Stock, par value $.033 per share (the "Class B Common Stock"), of the Company, together with the associated rights (together with the Class A Rights, the "Rights") to purchase shares of Class B Common Stock issued pursuant to the Class B Rights Agreement dated as of July 30, 1998, between the Company and American Stock Transfer & Trust Company, as amended from time to time (together with the Class A Rights Agreement, the "Rights Agreements"), upon the terms and subject to the conditions set forth in the Purchaser's Offer to Purchase dated April 18, 2000 (the "Offer to Purchase"), and this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto, collectively constitute the "Offer"), receipt of which is hereby acknowledged. Unless the context otherwise requires, all references herein to the Shares shall be deemed to include the Rights, and all references to the Rights include the benefits that may inure to holders of the Rights pursuant to the Rights Agreements.

    Upon the terms of the Offer, subject to, and effective upon, acceptance for payment of, and payment for, the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other Shares or other securities or rights issued in respect thereof on or after April 18, 2000), and irrevocably constitutes and appoints Morgan Guaranty Trust Company of New York (the "Depositary"), the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned's rights with respect to such Shares (and any such other Shares or securities or rights) (a) to deliver certificates for such Shares (and any such other Shares or securities or rights) or transfer ownership of such Shares (and any such other Shares or securities or rights) on the account books maintained by a Book-Entry Transfer Facility together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Purchaser, (b) to present such Shares (and any such other Shares or securities or rights) for transfer on the Company's books and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any such other Shares or securities or rights), all in accordance with the terms of the Offer.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the tendered Shares (and any and all other Shares or other securities or rights issued or issuable in respect of such Shares on or after April 11, 2000), and, when the same are accepted for payment by the Purchaser, the Purchaser will acquire good title thereto, free and clear of all liens, restrictions, claims and encumbrances and the same will not be subject to any adverse claim. The undersigned will, upon request, execute any additional documents deemed by the Depositary or the Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the tendered Shares (and any such other Shares or other securities or rights).

    All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer of Purchase, this tender is irrevocable.

    The undersigned hereby irrevocably appoints Mart Laius, Ronald M. Soiefer and A. Peter Harwich, in their respective capacities as officers of the Purchaser, and any other designees of the Purchaser, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote at any annual, special or adjourned meeting of the Company's shareholders or otherwise in such manner as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his substitute shall in his sole discretion deem proper with respect to, the Shares tendered hereby that have been accepted for payment by the Purchaser prior to the time any such action is taken and with respect to which the undersigned is entitled to vote (and any and all other Shares or other securities or rights issued in respect thereof on or after April 11, 2000). This appointment is effective when, and only to the extent that, the Purchaser accepts for payment such Shares as provided in the Offer to Purchase. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with the terms of the Offer. Upon such acceptance for payment, all prior powers of attorney, proxies and consents given by the undersigned at any time with respect to such Shares (and any such other Shares or securities or rights) will, without further action, be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective) by the undersigned.

    The undersigned understands that the valid tender of Shares pursuant to any of the procedures described in Section 2 of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Purchaser upon the terms and subject to the conditions of the Offer.

    Unless otherwise indicated herein under "Special Payment Instructions", please issue the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered". Similarly, unless otherwise indicated under "Special Delivery Instructions", please mail the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered". In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or return any certificates for Shares not accepted for payment (and any accompanying documents, as appropriate) to, the person or persons so indicated. Please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility. The undersigned recognizes that the Purchaser has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares from the name of the registered holder thereof if the Purchaser does not accept for payment any of the Shares so tendered.

------------------------------------------------
                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

      To be completed ONLY if certificates for Shares are not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment is to be issued in the name of someone other than the undersigned.

  Issue: / / Check
         / / Certificate(s) to:

  Name________________________________________________________________________
                                 (Please Print)

  Address_____________________________________________________________________

  ____________________________________________________________________________
                               (Include Zip Code)

   __________________________________________________________________________
              (Employer Identification or Social Security Number)

------------------------------------------------------------
------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

      To be completed ONLY if certificates for Shares are not tendered or not accepted for payment and/or the check for the purchase price of Shares accepted for payment is to be sent to someone other than the undersigned or to the undersigned at an address other than that above.

  Mail: / / Check

        / / Certificate(s) to:

  Name________________________________________________________________________
                                 (Please Print)

  Address_____________________________________________________________________

  ____________________________________________________________________________
                               (Include Zip Code)

   __________________________________________________________________________
              (Employer Identification or Social Security Number)
-----------------------------------------------------

                                   SIGN HERE
                   (ALSO COMPLETE SUBSTITUTE FORM W-9 BELOW)

_________________________________________________________________________
--)
_________________________________________________________________________
                                                                             (--
                        (Signature(s) of Shareholder(s))
--)
       Dated:
       --------------------------------------
                                                                             (--

           (Must be signed by registered holder(s) as name(s) appear(s) on the certificate(s) for the Shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

       Name(s): _________________________________________________________
                                 (Please Print)

        ________________________________________________________________
       Capacity (full title): ___________________________________________
       Address: _________________________________________________________
       __________________________________________________________________
                               (Include Zip Code)

       Daytime Area Code and Telephone No.: _____________________________
       Employer Identification or
       Social Security No.: _____________________________________________
                                   (See Substitute Form W-9)

                           GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED--SEE INSTRUCTIONS 1 AND 5)

       __________________________________________________________________
                              Authorized Signature

        ________________________________________________________________
                              Name (Please Print)

        ________________________________________________________________
--)
                                                                             (--
                                  Name of Firm
        ________________________________________________________________
                                    Address

        ________________________________________________________________
                               (Include Zip Code)

        ________________________________________________________________

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction, includes any participant in the Book-Entry Transfer Facility's system whose name appears on a security position listing as the owner of Shares) of Shares tendered herewith, unless such holder(s) has completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on the reverse hereof or (b) if such Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a participant in the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.

    2. REQUIREMENTS OF TENDER. This Letter of Transmittal is to be completed by shareholders either if certificates are to be forwarded herewith or, unless an Agent's Message (as defined below) is utilized, if delivery of Shares is to be made pursuant to the procedures for book-entry transfer set forth in Section 2 of the Offer to Purchase. For a shareholder validly to tender Shares pursuant to the Offer, either (a) a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, together with any required signature guarantees or, in the case of a book-entry transfer, an Agent's Message and any other required documents, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date and either certificates for tendered Shares must be received by the Depositary at one of such addresses prior to the Expiration Date or Shares must be delivered pursuant to the procedures for book-entry transfer set forth herein (and a Book-Entry Confirmation must be received by the Depositary), in each case, prior to the Expiration Date, or
(b) the tendering shareholder must comply with the guaranteed delivery procedures set forth below and in Section 2 of the Offer to Purchase.

    Shareholders whose certificates for Shares are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary or complete the procedures for book-entry transfer prior to the Expiration Date may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase. Pursuant to such procedures, (a) such tender must be made by or through an Eligible Institution,
(b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by the Purchaser must be received by the Depositary prior to the Expiration Date and (c) the certificates for all tendered Shares in proper form for transfer (or a Book-Entry Confirmation with respect to all such Shares), together with a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents, must be received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery as provided in Section 2 of the Offer to Purchase. A "trading day" is any day on which the Nasdaq National Market is open for business.

    The term "Agent's Message" means a message, transmitted through electronic or other means by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, that states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the Shares that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Purchaser may enforce such agreement against the participant. "Agent's Message" shall also include any hard copy print-out evidencing such message generated by a computer terminal maintained by the Depositary.

    THE METHOD OF DELIVERY OF SHARES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH THE BOOK-ENTRY TRANSFER FACILITY, IS AT THE ELECTION AND RISK OF THE TENDERING SHAREHOLDER. SHARES WILL BE DEEMED DELIVERED ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF DELIVERY IS BY MAIL, REGISTERED MAIL, WITH RETURN RECEIPT REQUESTED AND PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

    No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering shareholders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

    3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate schedule attached hereto.

    4. PARTIAL TENDERS (APPLICABLE TO CERTIFICATE SHAREHOLDERS ONLY). If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered". In any such case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the acceptance for payment of, and payment for, the Shares tendered herewith. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

    5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder of the Shares tendered hereby, the signature must correspond with the name as written on the face of the certificate(s) without any change whatsoever.

    If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

    If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

    If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority so to act must be submitted.

    When this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to or certificates for Shares not tendered or accepted for payment are to be issued to a person other than the registered owner(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by a person other than the registered owner(s) of certificates listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

    6. STOCK TRANSFER TAXES. The Purchaser will pay any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificates for Shares not tendered or accepted for payment are to be registered in the name of, any person(s) other than the registered owner(s), or if tendered certificates are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner(s) or such person(s)) payable on account of the transfer to such person(s) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

    EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

    7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check is to be issued in the name of, and/or certificates for Shares not accepted for payment are to be returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to a person other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

    8. WAIVER OF CONDITIONS. The Purchaser reserves the absolute right in its sole discretion to waive any of the specified conditions of the Offer, in whole or in part, in the case of any Shares tendered.

    9. 31% BACKUP WITHHOLDING. In order to avoid backup withholding of Federal income tax on payments of cash pursuant to the Offer, a shareholder surrendering Shares in the Offer must, unless an exemption applies, provide the Depositary with such shareholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below in this Letter of Transmittal and certify under penalties of perjury that such TIN is correct and that such shareholder is not subject to backup withholding. If a shareholder does not provide such shareholder's correct TIN or fails to provide the certifications described above, the Internal Revenue Service (the "IRS") may impose a $50 penalty on such shareholder and payment of cash to such shareholder pursuant to the Offer may be subject to backup withholding of 31%.

    Backup withholding is not an additional income tax. Rather, the amount of the backup withholding can be credited against the Federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the shareholder upon filing an income tax return.

    The shareholder is required to give the Depositary the TIN (i.e., social security number or employer identification number) of the record owner of the Shares. If the Shares are held in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

    The box in Part 3 of the Substitute Form W-9 may be checked if the tendering shareholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the shareholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 31% on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, such amounts will be refunded to such shareholder if a TIN is provided to the Depositary within 60 days.

    Certain shareholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding. Noncorporate foreign shareholders should complete and sign the main signature form and a Form W-8, Certificate of Foreign Status, a copy of which may be obtained from the Depositary, in order to avoid backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

    10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Information Agent or the Dealer Manager at their respective addresses set forth below.

    11. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate representing Shares has been lost, destroyed or stolen, the shareholder should promptly contact Shareholder Services at the Company's transfer agent, American Stock Transfer & Trust Company ("American"), and indicate the number of Shares lost. The shareholder will be provided with information as to the steps that must be taken in order to replace the certificate. The telephone number of Shareholder Services at American is (800) 937-5449. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

    IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF), TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING SHAREHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

----------------------------------------------------------------------------------------------------------------------
                               PAYER'S NAME: MORGAN GUARANTY TRUST COMPANY OF NEW YORK
----------------------------------------------------------------------------------------------------------------------
                                                                                         ------------------------
            SUBSTITUTE                  PART 1--PLEASE PROVIDE YOUR TIN IN THE          Social Security Number(s)
             FORM W-9                   BOX AT RIGHT AND CERTIFY BY SIGNING                         OR
                                        AND DATING BELOW.                                ------------------------
                                                                                      Employer Identification Number
----------------------------------------------------------------------------------------------------------------------
                                        PART 2--CERTIFICATES--Under penalties
                                        of perjury, I certify that:
                                        (1) the number shown on this form is
                                           my correct Taxpayer Identification
                                           Number (or I am waiting for a
                                           number to be issued for me) and                       PART 3--
                                                                                               Awaiting TIN
                                                                                                   / /
                                                                                    ---------------------------------

                                        (2) I am not subject to backup
                                           withholding because: (a) I am
                                           exempt from backup withholding or
                                           (b) I have not been notified by the
                                           Internal Revenue Service (the
                                           "IRS") that I am subject to backup
                                           withholding as a result of a
                                           failure to report all interest or
                                           dividends, or (c) the IRS has
                                           notified me that I am no longer
                                           subject to backup withholding.                        PART 4--
                                                                                                  Exempt
                                                                                                   / /
                                        ------------------------------------------------------------------------------
Department of the Treasury              CERTIFICATION INSTRUCTIONS--You must cross out item (2) in Part 2 above if you
Internal Revenue Service                have been notified by the IRS that you are subject to backup withholding
Payer's Request For Taxpayer            because of under reporting interest or dividends on your tax returns. However,
Identification Number (TIN)             if after being notified by the IRS that you are subject to backup withholding, you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out such item (2). If you are exempt from backup withholding, check the box in Part 4 above.
----------------------------------------------------------------------------------------------------------------------
                              SIGN
                              HERE
                               -->
SIGNATURE --------------------------------------------------------------------      DATE -----------------------------
----------------------------------------------------------------------------------------------------------------------

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF
                              SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number to the Depositary by the time of payment, 31% percent of all reportable payments made to me will be withheld, but will be refunded to me if I provide a certified taxpayer identification number within 60 days.

Signature --------------------------------------------------------------------      Date -----------------------------

--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM W-9 MAY RESULT IN BACKUP
      WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

    Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal and all other tender offer materials may be directed to the Information Agent or the Dealer Manager, as set forth below, and copies will be furnished promptly at the Purchaser's expense.

                    THE INFORMATION AGENT FOR THE OFFER IS:

                               MORROW & CO., INC.

                                445 Park Avenue
                                   5th Floor
                               New York, NY 10022
                          Call Collect (212) 754-8000
             Banks and Brokerage Firms, Please Call: (800) 662-5200
                    SHAREHOLDERS, PLEASE CALL (800) 566-9061
                      THE DEALER MANAGER FOR THE OFFER IS:

                           MORGAN STANLEY DEAN WITTER

                       MORGAN STANLEY & CO. INCORPORATED

                                 1585 BROADWAY
                            NEW YORK, NEW YORK 10036
                                 (212) 761-4750